SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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PROFESSIONALLY MANAGED PORTFOLIOS
(Name of Registrant as Specified In Its Charter)

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1

Osterweis Funds

Proxy Information Training Kit

Record Date:	September 10th, 2015
Initial Mailing Date:	On or about - September 28th, 2015
Beneficial Mailing Date:
Initial Calling Date:	October 7th, 2015
Meeting Date:	November 6th, 2015 @ 9:00 AM Pacific Time

Proxy Services Campaign
Client:
Osterweis Funds
Fact Finder for	# Of Proposals:
Two
Osterweis Funds	Meeting Date/Time:
November 6th, 2015@ 9:00 AM Pacific Time
Adjournment Meeting Date/Time:
TBD if necessary
Meeting Location:
U.S. Bancorp Fund Services, LLC.
2020 East Financial Way, Suite 100
Glendora, CA 91741
Date of Record:
September 10th, 2015
E-Mail Proxy Info:
Yes X No
Proxy Mail Date:
On or about - September 28th, 2015
Description of Envelope:
6x9 White Envelope
Inbound # to Vote:
1-844-700-1416
Registered Accounts Touch Tone Vote #:
1-800-830-3542
Beneficial Accounts Touch Tone Vote #:
1-800-690-6903
Beneficial Holders Internet Vote Web Site:
www.proxyvote.com
Registered Holders Internet Vote Web Site:
www.2voteproxy.com/OST
Direct Shareholder Customer Service:
Osterweis Funds 1-866-236-0050
Advisor Services:
1-800-700-3316
Client Web Site:
www.osterweis.com

The Proposals:

Please see below for a breakdown of the Proposals.

Proposal 1:	To approve an Investment Advisory Agreement between Osterweis Capital Management, Inc. and the Trust on behalf of the Osterweis Fund.

Proposal 2:	To approve an Investment Advisory Agreement between Osterweis Capital Management, LLC and the Trust on behalf of the Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund.

Frequently Asked Questions:

Q1:	What is this document and why did you send it to me?
A:
We are sending this document to you for your use in deciding whether to approve the new investment advisory agreements (the “New Agreements”) with Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC (“Osterweis” or the “Adviser”) to enable Osterweis to continue as the investment adviser for the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund (the “Funds”), each a series of Professionally Managed Portfolios (the “Trust”) after January 1, 2016. This document includes a Notice of Special Meeting of Shareholders, a Proxy Statement, and a Proxy Card. At a meeting of the Trust’s Board of Trustees (the “Board”) held on August 17-18, 2015, the Board approved Osterweis as the investment adviser to the Funds under the New Agreements and agreed to recommend that shareholders also approve the New Agreements.

Q2:	What am I being asked to vote on?
A:	You are being asked to vote to approve the New Agreements between Osterweis and the Trust on behalf of the Funds. Effective on or about Effective on or about January 1, 2016, John Osterweis is expected to reduce his ownership stake in the Adviser by 4%, to approximately 23%. Under current law, this may be considered a technical “change of control” of the Adviser (as defined by the Investment Company Act of 1940), and as such would trigger an automatic termination of the present investment advisory agreements between the Advisers and the Trust on behalf of the Osterweis Funds. Accordingly, the Funds need shareholder approval to implement the New Agreements in order to replace the existing agreements and to allow Osterweis to continue as the Funds’ investment adviser. If Fund shareholders do not approve the New Agreements with Osterweis as the investment adviser for the Funds, the Board will implement Interim Advisory Agreements with Osterweis and will continue to seek shareholder approval in order to implement permanent advisory arrangements for the Funds.

Q3:	How will my approval of the proposal affect the management and operation of the Funds?
A:	The Funds’ investment strategies, fees and other terms will not change as a result of the New Agreements. The same teams will continue to manage the Funds.

Q4:	Is anything changing at Osterweis related to the change of control?
A:
Other than the 4% reduction in John Osterweis’ equity ownership in the Adviser, no other changes are expected to occur with respect to the day-to-day management of the Funds or the Adviser. John Osterweis will continue to perform his current role as Chairman and Chief Investment Officer of Osterweis and will retain certain extraordinary powers concerning the management of the firm. The event is merely part of a long-term transition plan and is not expected to materially affect day to day operations of the firm.

Q5:	How will my approval of the proposal affect the expenses of the Funds?
A:
The proposed approval of the New Agreements with Osterweis will not change the investment advisory fee rates paid by the Funds to Osterweis. No Fund expenses are expected to be impacted by this transition.

Q6:	What are the primary reasons for the selection of Osterweis as the investment advisers of the Funds?
A:
The benefits of approving the New Agreements include continuity in the portfolio management of the Funds and retaining the current investment personnel, including John Osterweis. The Board weighed a number of factors in reaching its decision to approve the New Agreements, including the history, reputation, qualifications and resources of Osterweis, their long term performance in managing the Funds and the fact that Osterweis’ current portfolio managers, including John Osterweis, will continue to provide the day-to-day management of the Funds. The Board also considered that, as a result of the proposal, the Funds’ advisory fees will not increase and that all costs incurred by the Funds as a result of this change of control will be borne by Osterweis, not the Funds’ shareholders.

Q7:	Are there any material differences between the Prior Agreements and the proposed New Agreements?
A:	No. There are no material differences between the Prior Agreements and the proposed New Agreements, other than their effective dates.

Q8:	Has the Board approved the proposal?
A:	Yes. The Board has unanimously approved the proposal set forth herein, and recommends that shareholders also vote to approve the proposal.

Q9:	Is there a difference between Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC?
A:
Osterweis Capital Management, Inc. is the investment adviser of the Osterweis Fund and Osterweis Capital Management, LLC is the investment adviser of the other three funds—Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund. For all intents and purposes, the entities are identical, managed in the exact same manner and operated by the exact same employees. The ownership structure of the two entities is exactly the same. John Osterweis will be reducing his ownership interest in both entities at the same time.

Q10:	Who is Boston Financial Data Services?
A:
Boston Financial Data Services is a third-party proxy vendor that the Funds have engaged to contact shareholders and record proxy votes. In order to hold a shareholder meeting, a quorum must be reached. If a quorum is not attained, the meeting must adjourn to a future date. Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Q11:	Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?
A:	The expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses will be paid by Osterweis.

Q12:	Who is eligible to vote?
A:
Shareholders of record of each Fund as of the close of business on September 10, 2015 (the “Record Date”) are entitled to be present and to vote at the special meeting of shareholders (the “Special Meeting”) or any adjournment thereof. Shareholders of record of each Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on the proposal presented at the Special Meeting.

Q13:	How is a quorum for the Special Meeting established?
A:
The presence of 40% of the outstanding shares entitled to vote of each Fund constitutes a quorum for the Special Meeting under the Funds’ charter documents. Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. However, since such shares are not voted in favor of the proposal, they have the effect of counting as a vote AGAINST the proposal. If a quorum is not present for each Fund at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received on behalf of each Fund, or if other matters arise requiring shareholder attention, persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Funds.

Q14:	What vote is required to approve the proposal?
A:
Approval of the New Agreements with Osterweis requires the vote of the “majority of the outstanding voting securities” of each Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Funds entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Funds entitled to vote thereon.

Q15:	How do I vote my shares?
A:
Although you may attend the Special Meeting and vote in person, you do not have to. You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card and following the recorded instructions.

In addition, you may vote through the Internet by visiting the Internet address printed on your proxy card and following the on-line instructions. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Boston Financial Data Services at (844) 700-1416. Representatives are available to assist you Monday through Thursday 9:00 a.m. to 10:00 p.m. Eastern time, Friday 9:00 a.m. to 6:00 p.m. Eastern time and Saturday 10:00 a.m. to 6:00 p.m. Eastern time.

If you simply sign and date the proxy card but do not indicate a specific vote, your shares will be voted FOR the proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting. Abstentions will be treated as votes AGAINST the proposal.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Funds a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) by attending the Special Meeting and voting in person.

Please complete, sign and return the enclosed proxy card in the enclosed envelope. No postage is required if mailed in the United States. Alternatively, you may vote your proxy by Internet or telephone in accordance with the instructions set forth on the enclosed proxy card.

Osterweis Funds	Meeting Date: November 6th, 2015
Outbound Script	Toll-Free #: 1-844-700-1416

Greeting:

Hello, is Mr./Ms. _____________ available?

IF YES:	IF Shareholder NOT AVAILABLE:

Hi Mr./Ms. _____________, my name is _____________ and I am calling on a recorded line on behalf of the Osterweis Funds. The funds sent you proxy materials requesting that you vote your eligible shares prior to the upcoming Special Shareholder's meeting scheduled to be held on November 6th, 2015.

Your Board of Trustees has recommended you vote YES on the proposal and we are calling to ask if you would like to vote along with the recommendations of the board?
Is there a better time to reach Mr./Ms._____________? (IF YES) Make note & set up call back time.

IF YES:	IF Not sure how to vote

Thank you. For the record, would you please state your full name and mailing address?	You may cast a FOR vote, an AGAINST vote, or an ABSTAIN vote on the proposal

Again, my name is _____________, a proxy voting specialist for the Osterweis Funds.	How would you like to cast your vote on the proposal?

Today’s date is _____________ and the time is _____________ Eastern Time.	Thank you. For the verification of your account, would you please state your full name and mailing address?

Mr./Ms. _____________, I have recorded your [FOR] vote, in accordance with the Board’s recommendation with respect to the proposal(s) as set forth in the proxy materials you received.	Again, my name is _____________, a proxy voting specialist for the Osterweis Funds.

We will be mailing you a written confirmation of your vote within 72 hours.	Today’s date is _____________ and the time is _____________ Eastern Time.

If you wish to make any changes you may contact us by calling 1-844-700-1416, Monday-Thursday 9am-10pm and Friday 9am - 6pm EST. Thank you very much for your time and your vote. We hope you have a great day/evening.	Mr./Ms. _____________, I have recorded your vote to (repeat vote intention) with respect to the proposal as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-844-700-1416, Monday-Thursday 9am-10pm and Friday 9am to 6pm EST. Thank you very much for your time and your vote. We hope you have a great day/evening.

What I am being asked to vote on?

Proposal 1: For shareholders of the Osterweis Fund only
To approve an Investment Advisory Agreement between Osterweis Capital Management, Inc. and the Trust on behalf of the Osterweis Fund.

Proposal 2: For shareholders of the Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund only
To approve an Investment Advisory Agreement between Osterweis Capital Management, LLC and the Trust on behalf of the Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund.

If materials not received:

I can resend the materials to you. Do you have an email address this can be sent to?

(IF YES: Type email addresses in the notes and read it back phonetically to the Stockholder)

(IF NO: Continue with standard script) Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)

Thank you. You should receive these materials shortly. Included in the email will be instructions to inform you of the methods available to you to cast your vote, one of which is to call us back at 1-844-700-1416, Monday-Thursday 9am-10pm, Friday 9am - 6pm EST and Saturday 9am-6pm.

When & Where:
The Special Shareholder's meeting is scheduled to be held at 9:00 AM Pacific Time, on November 6th, 2015, at U.S. Bancorp Fund Services, LLC., 2020 East Financial Way, Suite 100, Glendora, CA 91741.

How can I vote?
Beneficial Holders:

Touch tone voting call 1-800-690-6903
Log on to www.proxyvote.com and follow the on‐screen instructions provided.

Registered Holders:

Touch Tone Voting: Call 1-800-830-3542
Log on to www.2voteproxy.com/OST and follow the on‐screen instructions provided.

Mail:

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205‐9100

Osterweis Funds	Meeting Date: November 6th, 2015
Inbound Script	Toll-Free #: 1-844-700-1416

Greeting:

Hello, thank you for calling the Osterweis Funds proxy line. My name is _____________, may I have your name please?

Thank you Mr./Ms._____________. Are you calling regarding the upcoming Special Shareholder's meeting?

IF YES:	IF NO:
The Board of Trustees recommends a vote “FOR” the proposals.	How may I help you today? (Go to Q&A to answer any questions.)

Would you like to vote along with the Board's recommendation?	If a non-proxy related question, respond:
Mr./Ms. _____________. I apologize I do not have access to that information; please feel free to call our shareholder services team directly at 1-866-236-0050.

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist for the Osterweis Funds.	Note- If an advisor is asking detailed questions, they should call 1-800-700-3316 to reach the Osterweis Advisor Services Team.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your [FOR] vote, in accordance with the Board’s recommendation with respect to the proposals as set forth in the proxy materials you received and we will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-844-700-1416. Thank you very much for your participation and have a great day/evening.

IF Not sure how to vote, You may cast a FOR vote, an AGAINST vote or an ABSTAIN vote on the proposal.
How would you like to cast your vote on the proposals?

Thank you. For the verification of your account, would you please state your full name and mailing address.

Again, my name is _____________, a proxy voting specialist for the Osterweis Funds.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your vote to (repeat vote intention) with respect to the proposal as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-844-700-1416. Thank you very much for your time and your vote. We hope you have a great day/evening.

What I am being asked to vote on?
Proposal 1: For shareholders of the Osterweis Fund only

To approve an Investment Advisory Agreement between Osterweis Capital Management, Inc. and the Trust on behalf of the Osterweis Fund.

Proposal 2: For shareholders of the Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund only

To approve an Investment Advisory Agreement between Osterweis Capital Management, LLC and the Trust on behalf of the Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund.

If materials not received:

I can resend the materials to you. Do you have an email address this can be sent to?

(IF YES: Type email addresses in the notes and read it back phonetically to the Shareholder)

(IF NO: Continue with standard script) Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)

Thank you. You should receive these materials shortly. Included in the email will be instructions to inform you of the methods available to you to cast your vote, one of which is to call us back at 1-844-700-1416, Monday - Friday 9am-6pm EST.

When & Where:
The Special Shareholder's meeting is scheduled to be held at 9:00 AM Pacific Time, on November 6th, 2015, at U.S. Bancorp Fund Services, LLC., 2020 East Financial Way, Suite 100, Glendora, CA 91741.

How can I vote?
Beneficial Holders:

Touch tone voting call 800-690-6903
Log on to www.proxyvote.com and
follow the on‐screen instructions
provided.

Registered Holders:	Touch tone voting call 800-830-3542
Log on to www.2voteproxy.com/OST
and follow the on‐screen instructions
provided.

Mail:	PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205‐9100

Osterweis Funds	Meeting Date: November 6th, 2015
Inbound Script/Warm Transfer	Toll-Free #: 1-844-700-1416

Internal Greeting:

Hello, my name is _____________. To whom am I speaking? (Should be the Osterweis Agent). May I please have the shareholder's Name or Account number (Control Number if known)?

(Osterweis Agent will proceed to transfer the Shareholder to the BFDS agent and stay on the call depending on the shareholder or disconnect from the call.)

Stockholder Greeting:
Hi Mr./Ms. _____________, I am a representative from Boston Financial Data Services. I will record your vote regarding the upcoming Special Meeting of Shareholders for Osterweis Funds, which is to be held on November 6th at 9:00 am Pacific time.

Mr./Ms., please be aware that this telephone line is recorded to ensure the accuracy of your vote. For the security of this account, could you please verify your full name and the address on the account please.

IF YES:	IF NO:
The Board of Trustees recommends a vote “FOR” the proposals.	How may I help you today? (Go to Q&A to answer any questions.)

Would you like to vote along with the Board's recommendation?	If a non-proxy related question, respond:
Mr./Ms. _____________. I apologize I do not have access to that information; please feel free to call our shareholder services team directly at 1-866-236-0050.

Thank you. For the record, would you please state your full name and mailing address?

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your [FOR] vote, in accordance with the Board’s recommendation with respect to the proposals as set forth in the proxy materials you received and we will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-844-700-1416. Thank you very much for your participation and have a great day/evening.

IF Not sure how to vote, You may cast a FOR vote, an AGAINST vote or an ABSTAIN vote on the proposal.
How would you like to cast your vote on the proposals?

Thank you. For the verification of your account, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist for the Osterweis Funds. Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your vote to (repeat vote intention) with respect to the proposal as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-844-700-1416. Thank you very much for your time and your vote. We hope you have a great day/evening.

What I am being asked to vote on?
Proposal 1: For shareholders of the Osterweis Fund only

To approve an Investment Advisory Agreement between Osterweis Capital Management, Inc. and the Trust on behalf of the Osterweis Fund.

Proposal 2: For shareholders of the Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund only

To approve an Investment Advisory Agreement between Osterweis Capital Management, LLC and the Trust on behalf of the Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund.

If materials not received:
I can resend the materials to you. Do you have an email address this can be sent to?

(IF YES: Type email addresses in the notes and read it back phonetically to the Shareholder)

(IF NO: Continue with standard script) Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)

Thank you. You should receive these materials shortly. Included in the email will be instructions to inform you of the methods available to you to cast your vote, one of which is to call us back at 1-844-700-1416, Monday -Thursday 9am-10pm and Friday 9am - 6pm EST.

When & Where:
The Special Shareholder's meeting is scheduled to be held at 9:00 AM Pacific Time, on November 6th, 2015, at U.S. Bancorp Fund Services, LLC., 2020 East Financial Way, Suite 100, Glendora, CA 91741.

How can I vote?
Beneficial Holders:

Touch tone voting call 800-690-6903
Log on to www.proxyvote.com and
follow the on‐screen instructions
provided.

Registered Holders:	Touch tone voting call 800-830-3542
Log on to www.2voteproxy.com/OST
and follow the on‐screen instructions
provided.

Mail:	PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205‐9100

Osterweis Funds	Meeting Date: November 6th, 2015

Answering Machine Message	Toll-Free #: 1-844-700-1416

AUTOMATED ANSWERING MACHINE MESSAGE
Hello, we are calling with an important message from the Osterweis Funds.   You should have received proxy materials in the mail concerning the upcoming Special Meeting of Shareholders to be held on November 6th, 2015.

Your participation is very important. To vote over the telephone, please call toll-free at 1-844-700-1416 and a proxy voting specialist will assist you with voting your shares.
Specialists are available Monday through Thursday, 9am to 10pm and Friday 9am - 6pm Eastern Time and Saturday 10:00am to 6:00pm Eastern Time.  Voting takes just a few moments. Thank you for your prompt attention to this matter.

Subject Line:  Osterweis Capital Management Proxy Information

Version 1:
{Dear/Good morning/ Good afternoon} {Insert First Name},

As a follow up to my voicemail, I want to be sure you received the attached information on our upcoming proxy, which is related to our long-term transition plan.

Proxies were mailed to investors on September 28, 2015. We would appreciate it if you could let us know whether you vote shares for your clients.

Please let me know if you have any questions or if we can be a resource to you.

Regards,

{Insert signature here}

Registered Investment Professional Use Only - This material may not be reproduced, shown or otherwise communicated or quoted to members of the public, or used in written form as sales material.

PLEASE READ THE PROXY STATEMENT. IT CONTAINS IMPORTANT INFORMATION. OSTERWEIS CAPITAL MANAGEMENT, INC. AND OSTERWEIS CAPITAL MANAGEMENT, LLC WILL MAIL THE PROXY STATEMENT TO SHAREHOLDERS OF RECORD OF EACH FUND AS OF THE CLOSE OF BUSINESS ON SEPTEMBER 10, 2015, AND IT IS ALSO AVAILABLE AT OSTERWEIS.COM AND ON THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.

Version 2:
{Dear/Good morning/ Good afternoon} {Insert First Name},

As a follow up to my voicemail, I want to be sure you received the attached information on our upcoming proxy, which is related to our long-term transition plan. As detailed in the proxy materials, we are seeking shareholder approval of new investment advisory agreements between Osterweis Capital Management and the Osterweis Funds. These new agreements will not change the Funds’ strategies, fees or management. They are largely identical to the current advisory agreements.

Proxies were mailed to investors on September 28, 2015. We would appreciate it if you could let us know whether you vote shares for your clients. If your clients vote for themselves, we would welcome any assistance you might be able to provide in terms of encouraging them to vote. Additionally, the attached FAQ may be a useful to you in answering your clients’ questions.

Please let me know if you have any questions or if we can be a resource to you.

Regards,

{Insert signature here}

Registered Investment Professional Use Only - This material may not be reproduced, shown or otherwise communicated or quoted to members of the public, or used in written form as sales material.

PLEASE READ THE PROXY STATEMENT. IT CONTAINS IMPORTANT INFORMATION. OSTERWEIS CAPITAL MANAGEMENT, INC. AND OSTERWEIS CAPITAL MANAGEMENT, LLC WILL MAIL THE PROXY STATEMENT TO SHAREHOLDERS OF RECORD OF EACH FUND AS OF THE CLOSE OF BUSINESS ON SEPTEMBER 10, 2015, AND IT IS ALSO AVAILABLE AT OSTERWEIS.COM AND ON THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.

Advisor Proxy QA v3

September 25, 2015

Re:  Upcoming Osterweis Funds Proxy

Dear Advisor,

We wanted to let you know in advance that the Osterweis Funds intend to hold a shareholder meeting on November 6, 2015.

At the shareholder meeting, we will be seeking approval of new investment advisory agreements between Osterweis Capital Management and the funds. These new agreements are needed because on January 1, 2016, our founder John Osterweis’ ownership interest in Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC, the advisory firms that manage the Osterweis Funds, will decrease by 4% to approximately 23%. Under current law, this may be considered a technical change of control at both firms. John has no plans to retire but has been gradually distributing his ownership, as part of an ongoing ten-year transition plan, among the firm’s other key members in order to ensure the long-term health and independence of the firm.

Please note that no changes to the funds will result from this event. The funds’ strategies, fees, operations and management will remain the same.

Proxies will be mailed to investors on or around September 28, 2015.

We have enclosed a couple of items that may be helpful to you:

1.	A short FAQ that you can share with your clients, explaining the upcoming proxy.

2.	A Q&A with John Osterweis and Matt Berler that discusses our transition plan and why we think keeping the firm privately owned is in the best interest of clients and shareholders.

Who will be eligible to vote?
All investors in the Osterweis Funds as of September 10, 2015.

How will this impact your clients?
If you do not have discretion to vote proxies for your clients, they may receive various communications from the Osterweis Funds and/or our proxy solicitor, Boston Financial Data Services, to solicit votes via mail and telephone.

When will proxy materials be mailed?
Investors will begin receiving proxy materials containing more information about the proposal and the Special Meeting on or about September 28, 2015.

How can votes be cast?
There are four ways to vote:

·	By mail, by returning the proxy card in the postage-paid envelope provided in the proxy mailing;
·	By Internet, by going to the website listed on the proxy card;
·	By telephone, via a toll-free number listed on the proxy card; or
·	In person, at the Special Meeting.
If investors need assistance with casting their votes, they should call our proxy team at (844) 700-1416.

ONE MARITIME PLAZA, SUITE 800	SAN FRANCISCO, CA 94111	OSTERWEIS.COM (415) 434-4441

You have received this email because our records show that you have a position in the Osterweis Funds.  If you would like to receive periodic updates about portfolio manager webinars/conference calls, new market outlooks, etc. from our advisor services team by email, please contact us and we will add you to our distribution list.

We appreciate your investment with the Osterweis Funds and assistance in this important matter. If you have any questions, please call us at (800) 700-3316.

Best regards,

Shawn Eubanks
Osterweis Capital Management

Enclosures

PLEASE READ THE PROXY STATEMENT. IT CONTAINS IMPORTANT INFORMATION. OSTERWEIS CAPITAL MANAGEMENT, INC. AND OSTERWEIS CAPITAL MANAGEMENT, LLC WILL MAIL THE PROXY STATEMENT TO SHAREHOLDERS OF RECORD OF EACH FUND AS OF THE CLOSE OF BUSINESS ON SEPTEMBER 10, 2015, AND IT IS ALSO AVAILABLE AT OSTERWEIS.COM AND ON THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.

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